UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Office of the Attorney General of the State of New York, Bureau of Consumer Frauds and Protection (“NYAG”) conducted investigations into the debt collection practices of several companies in the industry, including Asta Funding, Inc. (the “Company”). NYAG made certain findings based on its investigation of the Company, and the Company cooperated with NYAG in reaching an “Assurance of Discontinuance” (“AOD”) that resolves NYAG’s concerns without admitting or denying any of the NYAG allegations.

The Company is pleased to enter into the AOD, which requires, among other things, compliance with debt collection laws and certain training and certification requirements and a payment of $100,000 to New York State. The Company has consistently emphasized strict compliance with the law and an unswerving commitment to treating consumers with integrity and professionalism. While we have not purchased a domestic debt portfolio in over four years, we continue to uphold these values in the operation of our business as we proceed to collect on our current portfolio. We believe that the AOD will not have a significant impact on the results of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: April 16, 2015

	By:	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer

3